UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   November 1, 2003

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22686	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Item 5. Other Events

           On November 1, 2003, we announced the presentation of positive safety and efficacy data from our Phase 2B "at home" study of PT-141 for male sexual dysfunction. We are filing our press release concerning the presentation as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits:

99 Press release dated November 1, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: November 6, 2003	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President and Chief Financial Officer